Annual Report


               Capital
               Appreciation
               Fund

               -----------------
               December 31, 1998
               -----------------



[LOGO OF T. ROWE PRICE APPEARS HERE]

   Report Highlights
   -----------------------------------------------------------------------------
   Capital Appreciation Fund

 . Recovering from a sharp correction over the summer, the S&P 500 Stock Index closed the year with an impressive gain.

 . The market's advance was led by a handful of large companies; many sectors did not participate.

 . Although the fund held up well during the correction, its returns for the 6- and 12-month periods significantly lagged the S&P 500.

 . Performance reflected our conservative strategy, with about 51% of assets in common stocks and 26% in convertibles.

 . The fund's consistent approach should be rewarding in the less favorable economic environment we expect in 1999.

FELLOW SHAREHOLDERS


The ayes have it -- referring not to Iraq, impeachment, index funds, Internet stocks, or even irrational exuberance but more broadly to the American public's overwhelming vote of confidence in the economy and the markets. Capital

Appreciation Fund's caution was clearly a minority opinion as the S&P 500 Stock

Index advanced strongly in 1998. When equities did drop sharply for 10 weeks beginning in July, our lonely stance looked terrific. But with the powerful year-end rally, the rather humbling comparisons you see below materialized.

------------------------
Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/98                               6 Months        12 Months
--------------------------------------------------------------------------------
Capital Appreciation Fund                             -0.07%           5.77%
 ................................................................................
S&P 500                                                9.22           28.57
 ................................................................................
Lipper Capital Appreciation
Funds Average                                          5.33           19.96
 ................................................................................

Your fund held up better than the broad market in the summer sell-off, but for most of the year our conservative strategy was effectively ruled "out of order" by U.S. investors. Worse, sectors such as energy and gold that we believe represent excellent long-term value were virtually blacklisted.

YEAR-END DISTRIBUTIONS

Your Board of Trustees declared an income distribution of $0.50 per share, a short-term capital gain of $0.21 per share, and a long-term capital gain of $1.61 per share, all paid on December 17 to shareholders of record on December
15. You should already have received a check or statement reflecting these distributions as well as your Form 1099-DIV reporting them for tax purposes.

MARKET Environment

For the eighth straight year, stock prices advanced, tying the longevity record set in 1989. More surprisingly, the S&P 500 gained more than

-----------------------------------------------------------
Preparing For The Year 2000
--------------------------------------------------------------------------------


The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

20% for the fourth year in a row, doubling the prior two-year record for such gains. Good news on the economy and interest rates underpinned this performance. Gross domestic product advanced at an above-average rate in '98, although corporate profits may have been flat. Despite tight labor markets (oh, to be a kid with computer skills!), wage gains were reasonable. Inflation was negligible as weak economies overseas, especially in Asia, depressed global commodity prices, and those same economies used spare capacity to pump cheap goods into the United States.

 . . .INVESTORS CAST THEIR VOTES FOR THE GIANTS IN 1998.

This positive scenario was interrupted in midsummer by an old-fashioned financial scare: a debt default and financial collapse in Russia, and disastrous trading losses by a major hedge fund partnership. These were the triggers, but we have a sneaking suspicion that the long bull market had caused investors to become a little careless and more vulnerable to unexpected bad news. (As an aside, it appears that the hedge fund investors lost three years' worth of 35% compound annual returns in only one month.) In any event, the Fed responded admirably by cutting rates in three small steps between late September and early November and also by "persuading" major investment organizations to make credit available to the otherwise doomed hedge fund. Hats off yet again to Alan Greenspan. Foreign stock markets were mixed: Europe was strong but Japan and most emerging markets were weak despite some late-year rebounds.

There were, of course, negatives here in the U.S. in addition to the financial scare. The largest 50 companies, by market value, generated nearly all of the stock market's advance; smaller-capitalization stocks, many of them actually very large companies, were basically unchanged. Whether attracted by the pricing power or accounting "flexibility" of large entities or by the rash of mega-mergers, investors cast their votes for the giants in 1998. Volatility, as defined by days when market prices changed by 1% or more, continued at last year's high level. Such volatility has often preceded market shifts. Most disturbing of the negative developments was the decline in the economy's saving rate to near zero. Americans appeared to be on a spending spree. Finally, in a subjective vein, we were distressed that the stock market seems to have permeated every measurement of success in our society. Popular perception notwithstanding, a corporate CEO can be doing a good job even if the company's stock price falls.

PORTFOLIO HIGHLIGHTS

     Our assembly of asset classes -- common stocks, convertibles, preferred stocks, bonds, and reserves -- shifted only modestly over the year. The changes were, as usual, driven by individual security price changes and other opportunities rather than any grand strategy. Nevertheless, within each asset class, particularly the common stocks and convertibles, there was a great deal of activity. Two of our long-time top five holdings, Genentech and Automatic Data Processing, were eliminated during the year. When we initially purchased them, both had very limited risk of loss and good potential for gain. At today's higher prices, however, we believed that the relationship of risk and reward, while still marginally favorable, no longer justified ownership. Positions established during the past six months included convertibles issued by Loews, Union Pacific Capital Trust, France Telecom, and Hilton Hotels. With all four of these, we give up a portion of any future appreciation in return for contractual guarantees that should significantly limit possible losses. Most of our common stock purchases supplemented existing holdings, although we also established some new positions, including Octel, Imperial Chemical, Circus Circus, and Canadian Pacific.

--------------------------
Security Diversification
--------------------------------------------------------------------------------

                            [PIE CHART APPEARS HERE]

     Common Stocks            51%
     Convertibles             25%
     Bonds                    12%
     Reserves*                 8%
     Preferred Stocks          4%


     *Includes bonds maturing within one year. Based on net assets as of 12/31/98.

     The table on page 8 breaks out the contribution of various individual holdings to the fund's change in net asset value over the past six and 12 months. Besides the success of Genentech and Automatic Data, we were especially pleased with the performance of media holdings such as Washington Post and Time Warner. The media and communications industry has been a mainstay of the portfolio for the past 10 years; not only were our investments initially purchased at a discount to their perceived underlying value, but that value has steadily increased, pulling up their share prices. Niagara Mohawk, our number one 1998 contributor, continued a long string of portfolio successes in the relatively low-risk electric utility industry.

     Unfortunately, although perhaps inevitably given the broad market's dynamics, this year also featured some negative contributors. Natural resources -- energy, gold, or forest-related -- occupied the cellar. (This was particularly galling given my long involvement with these industries.) I remain convinced that the fund's specific holdings, including Amerada Hess, Mitchell Energy & Development, Newmont Mining, and MacMillan Bloedel are attractively positioned, but I have been forced to recognize that the expected payoff has been tabled for the time being. As an aside that illustrates the extremes of current investor enthusiasm, we note that Microsoft has a market value greater than the combined total of all the metals, forest, and chemical companies in the S&P 500. This does not seem reasonable!

FUND OPERATING GUIDELINES

     Three decades of investing experience have convinced me that shareholders achieve considerably lower returns over time than those of the funds they own. Why? Because they are whipsawed by emotion. Greed causes them to buy funds that have soared, while fear causes them to sell when their holdings have experienced painful losses. Our strategy in managing Capital Appreciation Fund recognizes the importance of dampening these inevitable mood swings. Of course, none of us has a problem dealing with the euphoria of a rising market, but, realistically, if we are to avoid or at least mitigate the gloom of falling prices, we must prepare for pain when the outlook seems perfect. This may mean giving up some returns in the good times. Since the fund's inception, we have followed a reasonably simple set of operating guidelines that help us manage the portfolio and should help shareholders understand our strategy. These personal bylaws make this fund significantly different from most, if not all, others and are well worth repeating.

          . We work as hard to reduce risk as to maximize gain.

          . Attractively priced value stocks (as opposed to growth stocks) are our investment of choice.

          . We will make short-term, opportunistic investments as well as more typical long-term ones.

          . No type of investment is off-limits (bonds, stocks, convertibles, etc.) if the risk/reward characteristics are attractive.

          . Our decisions reflect case-by-case investment judgment; we have no all-encompassing formula.

          . Our asset allocations result largely from individual security decisions, not vice versa.

          . In general, we favor large-cap stocks over small-cap, because we like to take big positions, making the most of our intensive analysis of individual securities.

VALUATION

     In past shareholder reports we have commented on the market's high valuation levels, and we believe they merit even more attention now. Let's begin with a definition. Valuation is the creation and comparison of financial ratios that involve stock prices. But the process of establishing and comparing valuations is not as objective as that statement makes it seem. First, which ratios should be used? Second, valuation at any given time reflects particular circumstances, but corporations, individually and collectively, change over time; they are not immutable substances like gold. Third, corporate managers of financial performance may be more or less motivated to mislead investors given the large amounts of money at stake. Fourth, the financial environment changes: today's lower interest rates compared with recent history mitigate the extreme differences between the time periods shown in the table below.

------------------------------
Estimated S&P 500 Valuations
--------------------------------------------------------------------------------
(Based on Leuthold data)
                                                                Average
                              12/31/98        12/31/88        Since 1960
--------------------------------------------------------------------------------
Price/Earnings                  28X             15X              18X
 ................................................................................
Price/Book Value                5.0             2.3              2.0
 ................................................................................
Price/Sales                     1.8             0.7              0.8
 ................................................................................
Dividend Yield                  1.4%            3.7%             3.5%
 ................................................................................

     Can we conclude from this data that stocks are richly valued? Yes. Can we conclude that stock prices will fall? No. But averages by their very nature are composed of both higher and lower numbers, and we know that at today's valuation levels there is little room for disappointment in the key factors driving stock prices: the economy, which includes corporate earnings, and interest rates. Valuation, with its admitted flaws, remains the major reason for our cautious stock market strategy.

OUTLOOK

We were surprised that the economy in 1998 could be so strong while inflation stayed low and interest rates fell. We seriously doubt this will happen again. More likely, in our view, is a modest economic slowing and perhaps lower interest rates -- a benign but not highly positive financial market outlook. Some may disagree with this forecast, but it seems reasonable to me.

Your fund is positioned for this scenario and the valuation concerns previously mentioned. Should stock prices fall, we would expect the fund to do better than the broad market. In the third quarter decline, the fund dropped only about one-third as much as the market. On the other hand, if stocks soar for an unprecedented fifth straight year, our results are likely to lag. Maintaining an investment discipline is easy when market trends flow your way, but when they don't, it can be tempting to make modifications based on recent events. However, we see no reason to overturn a strategy that has served investors well over time. We like what we own and continue to find attractive securities to purchase. Our holdings should have good potential for gain even if the future is gloomier than anticipated. In closing, we'd like to thank each of you for your investment in the fund and confidence in T. Rowe Price.



Respectfully submitted,

/s/ Richard P. Howard

Richard P. Howard
President and Chairman of the Investment Advisory Committee

January 19, 1999

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------


-----------------------
Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/98

Ten Best Contributors
---------------------------------------------------------
Philip Morris                                     8c
 .........................................................
Loews *                                           7
 .........................................................
Corning                                           4
 .........................................................
Willis-Corroon **                                 3
 .........................................................
Niagara Mohawk                                    3
 .........................................................
Smith & Nephew                                    2
 .........................................................
U.S. Cellular                                     2
 .........................................................
Unicom                                            2
 .........................................................
Hanson PLC                                        2
 .........................................................
Time Warner                                       2
---------------------------------------------------------
Total                                            35c

Ten Worst Contributors
---------------------------------------------------------
Rouse                                            -6c
 .........................................................
Newmont Mining                                    5
 .........................................................
Amerada Hess                                      5
 .........................................................
Murphy Oil                                        5
 .........................................................
Polaroid                                          4
 .........................................................
Reebok                                            4
 .........................................................
New York Times                                    4
 .........................................................
Chris-Craft                                       3
 .........................................................
Petrie Stores Liquidation Trust                   3
 .........................................................
Texaco                                            3
---------------------------------------------------------
Total                                           -42c



12 Months Ended 12/31/98

Ten Best Contributors
---------------------------------------------------------
Niagara Mohawk                                   13c
 .........................................................
Grand Metropolitan                                9
 .........................................................
Union Texas Petroleum                             8
 .........................................................
Time Warner **                                    7
 .........................................................
Genentech                                         7
 .........................................................
Washington Post                                   6
 .........................................................
Unicom                                            6
 .........................................................
Waste Management                                  5
 .........................................................
FirstEnergy/Cleveland Electric                    5
 .........................................................
Automatic Data Processing **                      5
---------------------------------------------------------
Total                                            71c

Ten Worst Contributors
---------------------------------------------------------
Newmont Mining                                   -9c
 .........................................................
Polaroid                                          6
 .........................................................
Murphy Oil                                        5
 .........................................................
Rouse                                             5
 .........................................................
Amerada Hess                                      5
 .........................................................
Reebok                                            4
 .........................................................
Petrie Stores Liquidation Trust                   3
 .........................................................
Loews                                             3
 .........................................................
Toys "R" Us                                       3
 .........................................................
Inco                                              3
---------------------------------------------------------
Total                                           -46c


 * Position added
** Position eliminated

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------


----------------------
Portfolio Highlights
--------------------------------------------------------------------------------

PERFORMANCE CONTRIBUTIONS
                                      Cents-Per-Share           Percent of
6 Months Ended 12/31/98                  Contribution           Net Assets
Sector                                       12/31/98             12/31/98
---------------------------------------------------------------------------
Basic Materials                                    -9c                   8%
 ...........................................................................
Business Services and Transportation                -                    4
 ...........................................................................
Capital Equipment                                   -                    -
 ...........................................................................
Consumer Cyclicals                                 -6                    5
 ...........................................................................
Consumer Nondurables                                9                    7
 ...........................................................................
Consumer Services                                 -15                   16
 ...........................................................................
Energy                                            -21                   10
 ...........................................................................
Financial                                           9                   10
 ...........................................................................
Process Industries                                 -1                    7
 ...........................................................................
Technology                                          1                    1
 ...........................................................................
Utilities                                           9                   11
 ...........................................................................
U.S. Government/Options                            -1                   12
 ...........................................................................
Miscellaneous                                      -1                    1
 ...........................................................................
Reserves and Income                                23                    8
---------------------------------------------------------------------------
Total Portfolio                                    -3c                 100%

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------


----------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                           Percent of
                                                           Net Assets
                                                             12/31/98
---------------------------------------------------------------------
Tennessee Valley Authority                                       6.2%
 .....................................................................
Loews                                                            5.7
 .....................................................................
Amerada Hess                                                     4.1
 .....................................................................
FirstEnergy/Cleveland Electric                                   3.4
 .....................................................................
Rouse                                                            3.1
---------------------------------------------------------------------

Washington Post                                                  3.0
 .....................................................................
Niagara Mohawk                                                   2.8
 .....................................................................
Homestake Mining                                                 2.4
 .....................................................................
Times Mirror                                                     2.3
 .....................................................................
Inco                                                             2.0
---------------------------------------------------------------------

New York Times                                                   1.8
 .....................................................................
Chris-Craft                                                      1.8
 .....................................................................
Philip Morris                                                    1.8
 .....................................................................
U.S. Cellular LYONs                                              1.7
 .....................................................................
Lonrho Africa                                                    1.6
---------------------------------------------------------------------

MacMillan Bloedel                                                1.6
 .....................................................................
Murphy Oil                                                       1.5
 .....................................................................
Chiron                                                           1.5
 .....................................................................
Kemper                                                           1.5
 .....................................................................
Texaco                                                           1.4
---------------------------------------------------------------------

Great Lakes Chemical                                             1.4
 .....................................................................
Newmont Mining                                                   1.4
 .....................................................................
Union Pacific Capital Trust                                      1.4
 .....................................................................
Kansas City Power & Light                                        1.3
 .....................................................................
France Telecom                                                   1.1
---------------------------------------------------------------------
Total                                                           57.8%

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------


------------------------
Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

As of 12/31/98

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
        Date        MCSI EAFE Index      Emerging Markets Stock Fund
       12/31/88        $10,000                    $10,000
       12/31/89        $13,169                    $12,142
       12/31/90        $12,760                    $11,990
       12/31/91        $16,647                    $14,579
       12/31/92        $17,916                    $15,944
       12/31/93        $19,721                    $18,441
       12/31/94        $19,982                    $19,141
       12/31/95        $27,491                    $23,461
       12/31/96        $33,803                    $27,407
       12/31/97        $45,081                    $31,847
       12/31/98        $57,958                    $33,686

--------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 12/31/98          1 Year    3 Years    5 Years   10 Years
------------------------------------------------------------------------
Capital Appreciation Fund        5.77%     12.82%     12.81%     12.91%
 .......................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------


----------------------
Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------
                                   Year
                                  Ended
                               12/31/98  12/31/97  12/31/96  12/31/95  12/31/94
NET ASSET VALUE
Beginning of period             $ 14.71   $ 14.47   $ 13.67   $ 12.10   $ 12.66
                                ................................................
Investment activities
  Net investment income            0.49      0.50      0.60      0.43      0.35
  Net realized and
  unrealized gain (loss)           0.34      1.82      1.70      2.30      0.13
                                ................................................
  Total from
  investment activities            0.83      2.32      2.30      2.73      0.48
                                ................................................
Distributions
  Net investment income           (0.50)    (0.50)    (0.60)    (0.44)    (0.35)
  Net realized gain               (1.82)    (1.58)    (0.90)    (0.72)    (0.69)
                                ................................................
  Total distributions             (2.32)    (2.08)    (1.50)    (1.16)    (1.04)
                                ................................................
NET ASSET VALUE
End of period                   $ 13.22   $ 14.71   $ 14.47   $ 13.67   $ 12.10
                                ------------------------------------------------

Ratios/Supplemental Data

Total return(+)                    5.77%    16.20%    16.82%    22.57%     3.80%
 ................................................................................
Ratio of expenses to
average net assets                 0.62%     0.64%     0.76%     0.97%     1.10%
 ................................................................................
Ratio of net investment
income to average
net assets                         3.04%     3.17%     4.07%     3.28%     2.91%
 ................................................................................
Portfolio turnover rate            52.6%     48.3%     44.2%     47.0%     43.6%
 ................................................................................
Net assets, end of period
(in millions)                   $  1,004  $  1,060  $    960  $    864  $    655
 ................................................................................

(+) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------
                                                             December 31, 1998

-------------------------
Statement of Net Assets                            Shares/Par            Value
--------------------------------------------------------------------------------
                                                                  In thousands
Common Stocks 51.2%

FINANCIAL 7.2%

Bank and Trust 0.2%
Bank fuer International Zahlung (CHF)                     288     $      1,834
 ................................................................................
                                                                         1,834
                                                                  ..............
Insurance 5.1%
Loews                                                 455,000           44,704
 ................................................................................
Unitrin                                                93,000            6,638
 ................................................................................
                                                                        51,342
                                                                  ..............
Financial Services 1.9%
Fund American Enterprises                              64,500            9,034
 ................................................................................
Leucadia National                                     320,000           10,080
 ................................................................................
                                                                        19,114
                                                                  ..............
Total Financial                                                         72,290
                                                                  ..............

UTILITIES 7.2%

Electric Utilities 7.2%

FirstEnergy                                           720,000           23,445
 ................................................................................
Kansas City Power & Light                             425,000           12,590
 ................................................................................
Nevada Power                                           54,500            1,417
 ................................................................................
Niagara Mohawk *                                    1,630,000           26,284
 ................................................................................
Unicom                                                220,000            8,484
 ................................................................................
Total Utilities                                                         72,220
                                                                  ..............

CONSUMER NONDURABLES 4.5%

Food Processing 0.6%
McCormick                                             175,000            5,912
 ................................................................................
                                                                         5,912
                                                                  ..............
Hospital Supplies/Hospital Management 0.9%
Smith & Nephew (GBP)                                2,875,000            8,741
 ................................................................................
                                                                         8,741
                                                                  ..............
Pharmaceuticals 0.2%
Schering-Plough                                        40,000            2,210
 ................................................................................
                                                                         2,210
                                                                  ..............

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------



                                                     Shares/Par          Value
--------------------------------------------------------------------------------
                                                                  In thousands

Health Care Services 0.4%
Aetna                                                    55,000   $      4,324
 ................................................................................
                                                                         4,324
                                                                  ..............
Miscellaneous Consumer Products 2.4%
A. T. Cross (Class A)                                   108,000            581
 ................................................................................
Philip Morris                                           340,000         18,190
 ................................................................................
Reebok *                                                325,000          4,834
 ................................................................................
                                                                        23,605
                                                                  ..............
Total Consumer Nondurables                                              44,792
                                                                  ..............

CONSUMER SERVICES 10.0%

General Merchandisers 0.5%
J.C. Penney                                             100,000          4,687
 ................................................................................
                                                                         4,687
                                                                  ..............
Specialty Merchandisers 1.2%
Nine West *                                              10,000            156
 ................................................................................
Petrie Stores Liquidation Trust *                     2,585,000          5,412
 ................................................................................
Toys "R" Us *                                           360,000          6,075
 ................................................................................
                                                                        11,643
                                                                  ..............
Entertainment and Leisure 1.1%
Circus Circus *                                         510,000          5,833
 ................................................................................
Reader's Digest (Class A)                               130,000          3,275
 ................................................................................
Reader's Digest (Class B)                                81,300          1,961
 ................................................................................
                                                                        11,069
                                                                  ..............
Media and Communications 7.2%
Chris-Craft *                                           385,000         18,552
 ................................................................................
Meredith                                                150,000          5,681
 ................................................................................
New York Times (Class A)                                535,000         18,558
 ................................................................................
Washington Post (Class B)                                52,000         30,053
 ................................................................................
                                                                        72,844
                                                                  ..............
Total Consumer Services                                                100,243
                                                                  ..............
CONSUMER CYCLICALS 1.3%

Miscellaneous Consumer Durables 1.3%
Corning                                                 215,000          9,675
 ................................................................................
Polaroid                                                210,000          3,924
 ................................................................................
Total Consumer Cyclicals                                                13,599
                                                                  ..............

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                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

CAPITAL EQUIPMENT 0.1%

Electrical Equipment 0.1%
Exide                                                     75,000  $      1,219
 ................................................................................
Total Capital Equipment                                                  1,219
                                                                  ..............

BUSINESS SERVICES AND TRANSPORTATION 1.2%

Transportation Services 0.6%
Overseas Shipholding Group                               340,000         5,461
 ................................................................................
                                                                         5,461
                                                                  ..............
Railroads 0.6%
Canadian Pacific                                         325,000         6,135
 ................................................................................
                                                                         6,135
                                                                  ..............
Total Business Services and Transportation                              11,596
                                                                  ..............

ENERGY 9.7%

Exploration and Production 1.0%
Mitchell Energy & Development (Class A)                   20,000           229
 ................................................................................
Mitchell Energy & Development (Class B)                  810,000         9,416
 ................................................................................
                                                                         9,645
                                                                  ..............
Integrated Petroleum - Domestic 7.3%
Amerada Hess                                             825,000        41,044
 ................................................................................
Atlantic Richfield                                       110,000         7,178
 ................................................................................
Kerr-McGee                                                65,000         2,486
 ................................................................................
Murphy Oil                                               365,000        15,056
 ................................................................................
Oryx Energy *                                            263,000         3,534
 ................................................................................
Unocal                                                   140,000         4,086
 ................................................................................
                                                                        73,384
                                                                  ..............
Integrated Petroleum - International 1.4%
Texaco                                                   270,000        14,276
 ................................................................................
                                                                        14,276
                                                                  ..............
Total Energy                                                            97,305
                                                                  ..............

15
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                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

PROCESS INDUSTRIES 7.2%

Specialty Chemicals 3.2%
Great Lakes Chemical                                     355,000  $     14,200
 ................................................................................
Imperial Chemical ADR                                    225,000         7,861
 ................................................................................
Octel * +                                                765,000        10,615
 ................................................................................
                                                                        32,676
                                                                  ..............

Forest Products 3.1%
Domtar                                                 1,225,000         7,197
 ................................................................................
Georgia Pac Timber                                        80,000         1,905
 ................................................................................
MacMillan Bloedel                                      1,600,000        15,800
 ................................................................................
Weyerhaeuser                                             115,000         5,843
 ................................................................................
                                                                        30,745
                                                                  ..............

Building and Construction 0.9%
Hanson ADR                                               135,000         5,265
 ................................................................................
Johns Manville                                           245,000         4,027
 ................................................................................
                                                                         9,292
                                                                  ..............
Total Process Industries                                                72,713
                                                                  ..............

BASIC MATERIALS 2.7%

Mining 2.7%
 ................................................................................
Bougainville Copper (AUD)                              1,000,000           110
 ................................................................................
Homestake Mining                                         860,000         7,901
 ................................................................................
Lonrho (GBP)                                             800,000         4,360
 ................................................................................
Lonrho Africa (GBP)                                      575,000           516
 ................................................................................
Newmont Mining                                           780,000        14,089
 ................................................................................
Total Basic Materials                                                   26,976
                                                                  ..............
Total Miscellaneous Common Stocks 0.1%                                   1,042
                                                                  ..............
Total Common Stocks (Cost $438,317)                                    513,995
                                                                  ..............

Preferred Stocks 3.7%

Cleveland Electric, (Series L), $1.88 Adj.                60,000         6,053
 ................................................................................
Cleveland Electric, (Series R), 8.80%                      1,000         1,065
 ................................................................................
Cleveland Electric, (Series S), $90                        3,000         3,195
 ................................................................................
Entergy-GSU (Series B)                                    36,330         1,826
 ................................................................................
Kemper, (Series E)                                       280,000        14,560
 ................................................................................
Niagara Mohawk, (Series A), Adj.                          14,000           357
 ................................................................................

16
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T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------


                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands

Niagara Mohawk, (Series B), Adj.                           24,625 $        609
 ................................................................................
Niagara Mohawk, (Series C), Adj.                           16,000          407
 ................................................................................
Miscellaneous Preferred Stocks                                             829
 ................................................................................
Total Preferred Stocks (Cost $25,306)                                   28,901
                                                                  ..............

Convertible Preferred Stocks 3.2%

Rouse (Series B), $3.00                                   520,000       22,555
 ................................................................................
Sealed Air (Series A), $2.00                               75,100        3,858
 ................................................................................
Union Pacific Capital Trust, 6.25%, (144a)                125,000        5,809
 ................................................................................
Union Pacific Capital Trust, 6.25%                        175,000        8,132
 ................................................................................
Total Convertible Preferred Stocks (Cost $42,063)                       40,354
                                                                  ..............

Convertible Bonds 21.4%

Centocor, 4.75%, 2/15/05                            $   2,150,000        2,314
 ................................................................................
Chiron, (144a), 1.90%, 11/17/00                        14,625,000       14,708
 ................................................................................
Clear Channel Communications, 2.625%, 4/1/03            2,000,000        2,158
 ................................................................................
Exide, (144a), 2.90%, 12/15/05                          2,660,000        1,563
 ................................................................................
France Telecom, 2.00%, 1/1/04                          11,000,000       11,124
 ................................................................................
Hilton Hotels, 5.00%, 5/15/06                           8,250,000        7,600
 ................................................................................
Homestake Mining,
 ................................................................................
   5.50%, 6/23/00                                       3,050,000        2,882
   .............................................................................
   Sub. Deb., (144a) 5.50%, 6/23/00                    14,020,000       13,249
 ................................................................................
Inco, Deb. Notes,
 ................................................................................
   5.75%, 7/1/04                                       19,500,000       16,819
   .............................................................................
   7.75%, 3/15/16                                       3,200,000        2,880
 ................................................................................
Loews, 3.125%, 9/15/07                                 15,000,000       12,183
 ................................................................................
LONRHO Finance, 6.00%, 2/27/04                    GBP   8,000,000       11,464
 ................................................................................
Marriott International, LYONs, Zero Coupon, 3/25/11 $  10,000,000        6,592
 ................................................................................
McKesson, Sub. Deb. Notes, 4.50%, 3/1/04                3,250,000        2,941
 ................................................................................
Motorola, Zero Coupon, 9/27/13                          5,100,000        3,799
 ................................................................................
National Semiconductor, 6.50%, 10/1/02                  7,520,000        6,561
 ................................................................................
News America, Gtd. Notes, Zero Coupon, 3/11/13          4,745,000        2,737
 ................................................................................
Nine West, 5.50%, 7/15/03                               5,725,000        4,517
 ................................................................................
Ogden, Sub. Deb. Notes, 5.75%, 10/20/02                   600,000          572
 ................................................................................
Oryx Energy, 7.50%, 5/15/14                               850,000          848
 ................................................................................
Peninsular & Orient, 7.25%, 5/19/03               GBP   1,100,000        2,024
 ................................................................................

17
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T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Pep Boys, Sub. Notes,
   Lyons, (144a), Zero Coupon, 9/20/11              $  5,000,000  $      2,600
   .............................................................................
   4.00%, 9/1/99                                       5,000,000         4,925
 ................................................................................
Phycor, 4.50%, 2/15/03                                 6,700,000         4,154
 ................................................................................
Potomac Electric Power, Deb. Notes, 5.00%, 9/1/02      7,850,000         7,614
 ................................................................................
Roche Holdings, LYONs, (144a), Zero Coupon, 5/6/12    12,000,000         6,420
 ................................................................................
Rouse, 5.75%, 7/23/02                                  8,150,000         8,405
 ................................................................................
Teck, 3.75%, 7/15/06                                  10,000,000         6,525
 ................................................................................
Thomas Nelson, (144a), 5.75%, 11/30/99                 2,100,000         2,108
 ................................................................................
Times Mirror, Zero Coupon, 4/15/17                    51,100,000        23,314
 ................................................................................
U.S. Cellular, LYONs, Zero Coupon, 6/15/15            42,000,000        17,380
 ................................................................................
Miscellaneous Convertible Bonds                                          2,164
 ................................................................................
Total Convertible Bonds (Cost $212,453)                                215,144
                                                                  ..............

Corporate Bonds 1.4%

Bellsouth Telecommunications, Deb. Notes
       5.85%, 11/15/45                                 7,000,000         7,080
 ................................................................................
Miscellaneous Corporate Bonds                                            6,593
 ................................................................................

Total Corporate Bonds (Cost $13,036)                                    13,673
                                                                  ..............
U.S. Government Obligations/
Agencies 13.8%

Federal National Mortgage Assn.
       MTN, 5.37%, 2/7/01                              5,000,000         5,046
       .........................................................................
       6.375%, 1/16/02                                 5,000,000         5,189
 ................................................................................
Tennessee Valley Authority
       5.88%, 4/1/36                                  32,000,000        33,320
       .........................................................................
       5.98%, 4/1/36                                  10,000,000        10,250
       .........................................................................
       6.235%, 7/15/45                                18,400,000        18,987
 ................................................................................
U.S. Treasury Notes
       5.50%, 2/28/99                                 25,000,000        25,030
       .........................................................................
       5.875%, 2/15/00                                25,000,000        25,325
       .........................................................................
       6.125%, 7/31/00                                 2,000,000         2,045
       .........................................................................
       6.25%, 4/30 - 10/31/01                          8,000,000         8,322
       .........................................................................
       6.75%, 5/31/99                                  5,000,000         5,041
 ................................................................................
Total U.S. Government Obligations/
 Agencies (Cost $136,600)                                              138,555
                                                                  ..............

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Options Purchased  0.1%

Clear Channel Communications
       Put, 1/16/99 @ $55.00                                 224  $         64
       .........................................................................
       Put, 1/16/99 @ $60.00                                  76            49
 ................................................................................
IBM, Put, 1/16/99 @ $130.00                                  250             1
 ................................................................................
Pharmacia & Upjohn, Put, 1/16/99 @ $50.00                    250             6
 ................................................................................
Reebok, Put, 1/16/99 @ $35.00                                250           506
 ................................................................................
Schering Plough, Put, 2/20/99 @ $52.50                       500            81
 ................................................................................
Time Warner, Put, 3/20/99 @ $50.00                           700            48
 ................................................................................
Worldcom, Put, 1/16/99 @ $55.00                              250             2
 ................................................................................
Total Options Purchased (Cost $1,835)                                      757
                                                                  ..............

Short-Term Investments 5.7%

Money Market Funds 5.7%
Reserve Investment Fund, 5.42% #                      57,206,897        57,207
 ................................................................................
Total Short-Term Investments (Cost $57,207)                             57,207
                                                                  ..............

19
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T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------


                                                                         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Total Investments in Securities
100.5% of Net Assets (Cost $926,817)                               $ 1,008,586
Other Assets Less Liabilities                                           (4,888)
                                                                   .............

NET ASSETS                                                         $ 1,003,698
                                                                   -------------

Net Assets Consist of:
Accumulated net investment income - net of distributions           $      (301)
Accumulated net realized gain/loss - net of distributions               14,413
Net unrealized gain (loss)                                              81,767
Paid-in-capital applicable to 75,901,527 shares of no par
value capital stock outstanding; unlimited shares authorized           907,819
                                                                   .............

NET ASSETS                                                         $ 1,003,698
                                                                   -------------

NET ASSET VALUE PER SHARE                                          $     13.22
                                                                   -------------

    # Seven-day yield
    + Affiliated company
    * Non-income producing
  ADR American Depository Receipt
LYONs Liquid Yield Option Notes
  MTN Medium term note
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 4.63% of net assets.
  AUD Australian dollar
  CHF Swiss franc
  GBP British sterling


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------


-------------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                          Year
                                                                         Ended
                                                                      12/31/98
Investment Income

Income
  Interest                                                         $    25,236
  Dividend                                                              13,376
                                                                   .............
  Total income                                                          38,612
                                                                   .............

Expenses
  Investment management                                                  3,939
  Shareholder servicing                                                  2,283
  Custody and accounting                                                   143
  Prospectus and shareholder reports                                       118
  Registration                                                              69
  Legal and audit                                                           13
  Trustees                                                                   9
  Miscellaneous                                                              6
                                                                   .............
  Total expenses                                                         6,580
                                                                   .............
Net investment income                                                   32,032
                                                                   .............

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           124,799
  Foreign currency transactions                                           (191)
                                                                   .............
  Net realized gain (loss)                                             124,608
                                                                   .............
Change in net unrealized gain or loss
  Securities                                                           (97,065)
  Other assets and liabilities
  denominated in foreign currencies                                         (1)
                                                                   .............
  Change in net unrealized gain or loss                                (97,066)
                                                                   .............
Net realized and unrealized gain (loss)                                 27,542
                                                                   .............
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $    59,574
                                                                   -------------


The accompanying notes are an integral part of these financial statements.

21
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T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------


------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                            Year
                                                           Ended
                                                         12/31/98     12/31/97
Increase (Decrease) in Net Assets

Operations
 Net investment income                                 $   32,032   $   32,081
 Net realized gain (loss)                                 124,608       91,200
 Change in net unrealized gain or loss                    (97,066)      29,451
                                                       .........................
 Increase (decrease) in net assets from operations         59,574      152,732
                                                       .........................
Distributions to shareholders
 Net investment income                                    (32,873)     (31,906)
 Net realized gain                                       (119,687)    (100,813)
                                                       .........................
 Decrease in net assets from distributions               (152,560)    (132,719)
                                                       .........................
Capital share transactions *
 Shares sold                                              250,691      233,817
 Distributions reinvested                                 148,934      129,454
 Shares redeemed                                         (362,823)    (283,344)
                                                       .........................
 Increase (decrease) in net assets from capital
 share transactions                                        36,802       79,927
                                                       .........................

Net Assets
Increase (decrease) during period                         (56,184)      99,940
Beginning of period                                     1,059,882      959,942
                                                       .........................

End of period                                          $1,003,698   $1,059,882
                                                       -------------------------
*Share information
 Shares sold                                               16,549       15,107
 Distributions reinvested                                  11,361        8,903
 Shares redeemed                                          (24,044)     (18,316)
                                                       .........................
 Increase (decrease) in shares outstanding                  3,866        5,694


The accompanying notes are an integral part of these financial statements.

22
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T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998

-------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Capital Appreciation Fund, (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1986.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased options are valued at the mean of the latest bid and asked prices.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------



     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $495,926,000 and $532,021,000, respectively, for the year ended December 31, 1998.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------



NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $926,817,000. Net unrealized gain aggregated $81,769,000 at period end, of which $137,049,000 related to appreciated investments and $55,280,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $536,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Additionally, through October 31, 1998, the management fee was subject to a performance adjustment dependent upon the investment performance of the fund as compared to the Standard & Poor's 500 Stock Index over a running 36-month period, as set forth in the investment management agreement. Pursuant to the investment management agreement, performance adjustments were eliminated effective November 1, 1998. For the year ended December 31, 1998, performance adjustments decreased management fees by $2,605,000.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------



     subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,015,000 for the year ended December 31, 1998, of which $187,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $5,365,000 and are reflected as interest income in the accompanying Statement of Operations.

26
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T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------


-----------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price Capital Appreciation Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999

27
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T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------


-------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 .  $13,810,000 from short-term capital gains,

 . $105,877,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $11,812,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


     Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a brokerage account or obtain information, call: 1-800-638-5660 toll free

Internet address: www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Capital Appreciation Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607




[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.          F72-050  12/31/98